Exhibit 99.1
EXECUTION COPY
ATM EQUITY OFFERINGSM SALES AGREEMENT

AMR CORPORATION
COMMON STOCK, $1.00 PAR VALUE PER SHARE
DATED AUGUST 22, 2008
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

AMR CORPORATION
Common Stock
(par value $1.00 per share)
ATM EQUITY OFFERINGSM SALES AGREEMENT
August 22, 2008
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
4 World Financial Center
New York, New York 10080
Ladies and Gentlemen:
               AMR Corporation, a Delaware corporation (the “Company”), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Agent”), as follows:
               The Company proposes to issue and sell from time to time through the Agent, as sales agent, shares (the “Shares") of the Company’s common stock, par value $1.00 per share (the “Common Stock”), having an aggregate offering price of up to $300,000,000, on the terms set forth in Section 2 of this ATM Equity OfferingSM Sales Agreement (this “Agreement”).
               The Company has prepared and filed on Form S-3 with the Securities and Exchange Commission (the “Commission”) a registration statement (File Nos. 333-136563 and 333-136563-01) relating to the Company’s debt securities, Common Stock (including the Shares) and other securities (collectively, the “Securities”) and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof or included therein by the rules and regulations under the Securities Act, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”
               The Company has prepared a prospectus supplement specifically relating to the Shares (the “Prospectus Supplement”) which supplements the base prospectus included as part of such registration statement. The Company has furnished to the Agent, for use by the Agent, copies of the base prospectus included as part of the Original Registration Statement, as supplemented by the Prospectus Supplement, relating to the Shares. The base prospectus, including all documents incorporated therein by reference pursuant to Item 12 of Form S-3, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.”
               The term “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the public offer of the Shares that is prepared or approved in writing in advance by the Company and that is required to be filed with the Commission by the Company.
               The term “Applicable Time” means, with respect to any Shares, the time of sale of such Shares pursuant to this Agreement.
               The terms of the public offering of any of the Shares are set forth in the General Disclosure Package relating thereto (as defined in Section 1(a)(iii) below).
     Section 1. Representations and Warranties
          (a) Representations and Warranties of the Company. The Company represents and warrants to the Agent that as of the date of this Agreement, any applicable Registration Statement Amendment Date (as defined in Section 3 below), each Company Periodic Report Date (as defined in Section 3 below), each Applicable Time and each Settlement Date (as defined in Section 2 below):
     (i) Form S-3 Eligibility. The Company meets the requirements for use of Form S-3 under the Securities Act.
     (ii) Effective Registration Statement. The Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act (“Rule 405”)) eligible to use the Registration Statement as an automatic shelf registration statement; the Registration Statement has been filed with the Commission, became effective upon filing under Rule 462(e) under the Securities Act and is an “automatic shelf registration statement” as defined in Rule 405; the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; no order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission; any request on the part of the Commission for additional information has been complied with to the reasonable satisfaction of counsel to the Agent. At the respective times the Original Registration Statement and each amendment thereto became effective, at any deemed effective date pursuant to Rule 430B(f)(2) and at each Settlement Date, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations under the Securities Act (the “Securities Act Regulations”) and the Trust Indenture Act of 1939, as amended (the “TIA”), and the rules and regulations under the TIA . The Registration Statement, when it became effective or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this Section 1(a)(ii) shall not apply to statements in or omissions from the Registration Statement, the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein or to those parts of the Registration Statement constituting a Statement of Eligibility and Qualification under the TIA (Form T-1) of a trustee pursuant to an indenture.
     (iii) Prospectus and General Disclosure Package. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement is issued, at each Applicable Time and at each Settlement Date, will include an untrue statement of a material fact or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply when filed with the Commission in all material respects with the Securities Act Regulations and the Prospectus delivered to the Agent for use in connection with this offering was or will be, as the case may be, identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T or required under Rule 424(e); as of each Applicable Time (as defined below) and related Settlement Date, neither (x) the applicable Issuer Free Writing Prospectus(es) issued at or prior to such Applicable Time, nor (y) the Prospectus, all considered together (collectively, and, with respect to any Shares, together with the public offering price, the “General Disclosure Package”), will include any untrue statement of a material fact or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Agent, does not include any information that conflicts with the information contained in the Registration Statement or the Prospectus that has not been superseded or modified; provided, however, that the representations and warranties in this Section 1(a)(iii) shall not apply to statements in or omissions from the Registration Statement, the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein or to those parts of the Registration Statement constituting a Statement of Eligibility and Qualification under the TIA (Form T-1) of a trustee pursuant to an indenture.
     (iv) Incorporated Documents. The General Disclosure Package and the Prospectus as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K, as amended, filed with the Commission and each Quarterly Report of the Company on Form 10-Q, as amended, filed with the Commission and each Current Report of the Company on Form 8-K filed (not furnished) with the Commission and such other reports as specifically incorporated by reference in the General Disclosure Package and the Prospectus (the “Incorporated Documents”). The Incorporated Documents filed on or before the date hereof or hereafter are referred to herein as the “SEC Reports.” The Incorporated Documents at the time they were or hereafter are filed with the Commission, or if amended, as so amended, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”).
     (v) Independent Accountants. Ernst & Young LLP, who reported on the annual consolidated financial statements of the Company that are incorporated by reference in the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations.
     (vi) Financial Statements. The financial statements of the Company, together with the related schedules and notes, included in the SEC Reports and incorporated by reference into the Registration Statement and the Prospectus, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been or will be prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as indicated in the footnotes to such financial statements). The supporting schedules included in the SEC Reports and incorporated by reference into the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein.
     (vii) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, or the earnings, results of operations or general affairs of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its Subsidiaries (as defined below), other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries taken as a whole, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.
     (viii) Good Standing of the Company. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and has corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, or as contemplated by, this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.
     (ix) Good Standing of Designated Subsidiaries. Each of American Airlines, Inc. (“American”), American Beacon Advisors, Inc., AMR Eagle Holding Corporation, American Eagle Airlines, Inc. and Executive Airlines, Inc. (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has the power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified as a foreign corporation, partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the General Disclosure Package and the Prospectus, all of the issued and outstanding equity interests of each such Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for the security interest in all of the common stock of American granted by the Company pursuant to the Pledge Agreement dated as of December 17, 2004 from the Company to Citicorp USA, Inc., as collateral agent (the “Pledge Agreement”)); none of the outstanding equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. American and AMR Eagle Holding Corporation are the only “significant subsidiaries” of the Company (as such term is defined in Rule 1-02 of Regulation S-X).
     (x) Capitalization. The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, convertible securities, options or employee benefit plans referred to in the General Disclosure Package and the Prospectus and/or referred to in clauses (B), (C), (D), or (E) of the last sentence of Section 3(h) hereof. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company. Other than as referred to in this subparagraph (x) or as disclosed in the General Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.
     (xi) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
     (xii) Authorization and Description of Common Stock. The Common Stock conforms in all material respects to the description thereof contained in the General Disclosure Package and the Prospectus, and such description will conform in all material respects to the rights set forth in the instruments defining the same. The Shares have been duly authorized and, when issued and paid for as contemplated by this Agreement, will be validly issued and will be fully paid and non-assessable; no holder of the Shares will be subject to personal liability by reason of being such a holder; and such issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company.
     (xiii) Absence of Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or other constituting or organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated by this Agreement, and the compliance by the Company with its obligations hereunder and the terms hereof do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect), or result in a violation of the provisions of the Certificate of Incorporation or By-Laws, as amended, or other constituting or organizational document of the Company or any of its Subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective assets, properties or operations, except, in each case, for such conflicts, breaches, violations or defaults, that, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment prior to the stated maturity or date of mandatory redemption or repayment thereof of all or a portion of such indebtedness by the Company or any of its Subsidiaries.
     (xiv) Absence of Labor Dispute. Other than as described in the General Disclosure Package and the Prospectus, no labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, which the Company expects to have a Material Adverse Effect.
     (xv) Absence of Proceedings. Other than as set forth in the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries which, in the judgment of the Company, is likely to result in a Material Adverse Effect.

     (xvi) Absence of Further Requirements. No consent, approval, authorization, order or license of, or filing with or notice to, any government, governmental instrumentality, regulatory body or authority or court, domestic or foreign, is required for the valid authorization, execution, delivery and performance by the Company of this Agreement for the valid authorization, issuance and delivery of the Shares, or for the performance by the Company of its obligations hereunder, except such as have been already obtained and or as may be required under the Securities Act or the Securities Act Regulations or state securities laws in connection with the Registration Statement and the listing of the Shares on the New York Stock Exchange (“NYSE”).
     (xvii) Investment Company Act. Neither the Company nor any of its Subsidiaries is, nor upon the issuance and sale of the Shares as contemplated by this Agreement and the application of the net proceeds therefrom as described in the General Disclosure Package and the Prospectus will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.
     (xviii) Environmental Laws. There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Subsidiaries in violation of, and neither the Company nor any of its Subsidiaries has any liability under, any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit applicable to the Company or any of its Subsidiaries, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect. The terms “hazardous wastes,” “toxic wastes,” “hazardous substances” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.
     In the ordinary course of its business, the Company conducts a periodic review of the effect of any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities have not had and would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (xix) ERISA. Each of the Company and American is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which either the Company or American would have any liability; neither the Company nor American has incurred and does not expect to incur liability under (A) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which either the Company or American would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which the Company reasonably expects would cause the loss of such qualification.
     (xx) Insurance. The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties.
     (xxi) Taxes. The Company and each of its Subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, except for such exceptions as would not individually or collectively have a Material Adverse Effect, and has paid all taxes due thereon, except such as are being contested in good faith by appropriate proceedings, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, might have, a Material Adverse Effect.
     (xxii) Internal Controls. The Company (A) makes and keeps accurate books and records that, in reasonable detail, accurately and fairly reflect the transactions and disposition of the assets of the Company, and (B) maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of its financial statements in conformity with generally accepted accounting principles and to maintain accountability for its assets, (iii) access to its assets is permitted only in accordance with management’s authorization and (iv) the recorded accountability for its assets is compared with existing assets at reasonable intervals. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company is not aware of any material weaknesses in its internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information. Since the date of the latest audited financial statements included in the General Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
     (xxiii) Disclosure Controls and Procedures. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that have been designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures are effective.
     (xxiv) No Unlawful Payments. The Company has implemented compliance programs for purposes of (i) informing the appropriate officers and employees of the Company and its Subsidiaries of (A) the Company’s policies against (1) the use of corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (2) direct or indirect unlawful payments to any foreign or domestic government official or employee from corporate funds, (3) violations of the Foreign Corrupt Practices Act of 1977, as amended, and (4) making any bribes, rebates, payoffs, influence payments kickbacks or other unlawful payments and (ii) requiring such officers and employees to report to the Company any knowledge they may have of violations of the Company’s policies referred to above and no such reports have been made.
     (xxv) No Brokerage Commission; Finder’s Fee. To the best of the Company’s knowledge after due inquiry, there are no contracts, agreements or understandings between the Company or any Subsidiary and any person that would give rise to a valid claim against the Company or the Agent for a brokerage commission, finder’s fee or other like payment in connection with this offering.
     (xxvi) Dividend Payments. Except as provided in the Pledge Agreement, neither American nor AMR Eagle Holding Corporation is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on its respective capital stock or from repaying to the Company any loans or advances to it from the Company, except as would not have a Material Adverse Effect.
     (xxvii) Reporting Company. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.
     (xxviii) Air Carrier Certification. American, a wholly owned subsidiary of the Company, (i) is an “air carrier” within the meaning of 49 U.S.C. Section 40102(a), (ii) holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the Unites States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo, and (iii) is a “citizen of the United States” as defined in 49 U.S.C. 40102.
     (xxix) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies and third parties, governmental or otherwise, necessary to conduct the business now operated by them as described in the General Disclosure Package and the Prospectus, except for such failures to possess Licenses as would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Licenses are valid and in full force and effect, except when the invalidity of such Licenses or the failure of such Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.
     (xxx) Other Agency Agreements. The Company has not entered into any other sales agency agreements or other similar arrangements with any agent or any other representative in respect of the Shares and the equity shelf program established by this Agreement.
     (xxxi) Actively-Traded Security. The Common Stock is an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
     (xxxii) Well-Known Seasoned Issuer. (A)(i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Securities Act, the Company was a “well-known seasoned issuer” as defined in Rule 405, including not having been an “ineligible issuer” as defined in Rule 405; and (B) at the time of filing the Original Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405.
          (b) Officers’ Certificates. Any certificate signed by any officer of the Company delivered to the Agent or to counsel for the Agent pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby as of the date or dates indicated in such certificate.

     Section 2. Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Agent, as sales agent, and the Agent agrees to use its reasonable efforts to sell as sales agent for the Company, the Shares.
               The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on any day that the Company has instructed the Agent to make such sales and which is a trading day for the NYSE (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”). On any Trading Day, the Company may instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent) as to the maximum number of Shares to be sold by the Agent on such day (in any event not in excess of the number available for issuance under the Prospectus and the currently effective Registration Statement) and the minimum price per Share at which such Shares may be sold. Notwithstanding the foregoing, no shares may be offered and sold under this Agreement on or after September 30, 2008 unless the Company provides the Agent with written notice to the contrary. Subject to the terms and conditions hereof, the Agent shall use its reasonable efforts to sell all of the Shares so designated by the Company.
               Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Agent shall not be obligated to use its reasonable efforts to sell, any Shares (i) at a price lower than the minimum price therefor designated from time to time, or (ii) in a number in excess of the number of Shares authorized from time to time to be issued and sold under this Agreement, in each case, by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing. In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent), suspend the offering of the Shares for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice. Under no circumstances shall the aggregate offering price or number, as the case may be, of Shares sold pursuant to this Agreement exceed the aggregate offering price or number, as the case may be, of Shares of Common Stock (i) set forth in the preamble paragraphs of this Agreement, (ii) available for issuance under the Prospectus and the then currently effective Registration Statement or (iii) authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing. In addition, under no circumstances shall any Shares be sold at a price lower than the minimum price therefor designated from time to time by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing.
               If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act (applicable to securities with an average daily trading volume of $1,000,000 that are issued by an issuer whose common equity securities have a public float value of at least $150,000,000) are not satisfied with respect to the Company or the Shares, it shall promptly notify the other party and sales of Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.
               The Agent hereby covenants and agrees not to make any sales of Shares on behalf of the Company other than by means of ordinary brokers’ transactions between members of the NYSE that qualify for delivery of a Prospectus to the NYSE in accordance with Rule 153 under the Securities Act.
               The gross sales price of any Shares sold under this Agreement shall be the market price for shares of the Company’s Common Stock sold by the Agent under this Agreement on the NYSE at the time of such sale. The compensation payable to the Agent for sales of Shares shall be equal to 2.0% of the gross sales price of the Shares sold pursuant to this Agreement. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be required.
               The Agent shall provide written confirmation to the Company following the close of trading on the NYSE each day in which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the gross sales prices of the Shares, the Net Proceeds to the Company and the compensation payable by the Company to the Agent with respect to such sales.
               Settlement for sales of Shares will occur on the third business day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by book-entry delivery of Shares to the Agent’s account at The Depository Trust Company against payments by the Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Shares on any Settlement Date, the Company shall (i) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Agent any commission to which it would otherwise be entitled absent such default. If the Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Settlement Date for Shares delivered by the Company, the Agent will pay the Company interest based on the effective overnight federal funds rate until such proceeds, together with such interest, have been fully paid.
     Section 3. Covenants. The Company hereby covenants and agrees with the Agent, and in the case of subsections (o) and (t), the Agent hereby covenants with the Company, that:
          (a) The Company shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) (i) of the Securities Act in accordance with Rules 456(b) and 457(r) of the Securities Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).
          (b) During the period when a prospectus (or in lieu thereof, a notice referred to in Rule 173(a) under the Securities Act (“Rule 173(a)”)) relating to the Shares is required to be delivered under the Securities Act, the Company will promptly advise the Agent of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any supplement to the Prospectus, (iii) any request by the Commission for any amendment of the Registration Statement or any amendment or supplement to the Prospectus or for any additional information relating thereto or to any document incorporated by reference therein, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof. During the period in which a Prospectus (or in lieu thereof, a notice referred to in Rule 173(a)) relating to the Shares is required to be delivered under the Securities Act, the Company will furnish to the Agent at the time of filing thereof, a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or the Prospectus.
          (c) If, at any time when a prospectus (or in lieu thereof, a notice referred to in Rule 173(a)) relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Securities Act or the Securities Act Regulations, the Company will promptly notify the Agent to suspend the offering of Shares and may prepare and file with the Commission, subject to paragraph (d) of this Section 3, such amendment or supplement which will correct such statement or omission or such amendment or supplement which will effect such compliance and the Company may have any such amendment to the Registration Statement or new registration statement declared effective (if it is not an automatic shelf registration statement with respect to the Shares). Neither the Agent’s consent to, nor the Agent’s delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.
          (d) At any time when a prospectus (or in lieu thereof, a notice referred to in Rule 173(a)) relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations, the Company will give the Agent notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than any prospectus supplement relating to the offering of other securities (including, without limitation, the Common Stock)), whether pursuant to the Securities Act or pursuant to the filing of a Form 10-K or Form 10-Q under the Exchange Act, will furnish the Agent with copies of any such amendment or supplement or other documents proposed to be filed within a reasonable time in advance of filing, and will afford the Agent and the Agent’s counsel a reasonable opportunity to comment on any such proposed filing prior to such proposed filing (provided, however, that the failure of the Agent to make any such comments shall not relieve the Company of any obligation or liability hereunder, or affect the Agent’s right to rely on the representations and warranties made by the Company in this Agreement).
          (e) During the time when a prospectus (or in lieu thereof, a notice referred to in Rule 173(a)) relating to the Shares is required to be delivered under the Securities Act, the Company will make available to the Agent, as soon as practicable after the execution of this Agreement, and thereafter from time to time furnish to the Agent, copies of the most recent Prospectus in such quantities and at such locations as the Agent may reasonably request for the purposes contemplated by the Securities Act and the Securities Act Regulations.
          (f) The Company shall use its reasonable efforts, in cooperation with the Agent, to qualify the Shares for offering and sale under the applicable securities laws of such states in the United States as the Agent may reasonably designate and will maintain such qualification in effect as long as required in connection with the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
          (g) The Company intends to use the Net Proceeds received by it from the sale of the Shares in the manner set forth in the General Disclosure Package.
          (h) The Company will not, without (a) giving the Agent at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (b) the Agent suspending activity under this program for such period of time as requested by the Company or as deemed appropriate by the Agent in light of the proposed sale, (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for or repayable with Common Stock, or file any registration statement under the Securities Act with respect to any of the foregoing (other than a shelf registration statement under Rule 415 under the Securities Act) or (ii) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be offered and sold through the agent pursuant to this Agreement, (B) the Common Stock to be delivered upon conversion or puts of the Company’s 4.25% Senior Convertible Notes due 2023 or the Company’s 4.50% Senior Convertible Notes due 2024, (C) Common Stock (or options to purchase Common Stock) to be issued pursuant to the Corporation’s 1988 Long Term Incentive Plan, as amended, the 1998 Long Term Incentive Plan, as amended, the 1994 Directors Stock Incentive Plan, as amended, the 1997 Pilot Stock Option Plan, the 2003 Employee Stock Incentive Plan or other employee compensation benefit plans or pursuant to currently outstanding options, warrants or rights existing on the date hereof and referred to in the Prospectus, (D) up to 100,000 shares of the Common Stock to be issued to vendors, lessors, lenders and suppliers pursuant to concessionary agreements reached with them in the Spring of 2003, and (E) warrants for the purchase of up to 1,000,000 shares of Common Stock, which may be issued to lessors and lenders, and the Common Stock issuable upon the exercise of such warrants.
          (i) The Company shall cooperate with the Agent and use its reasonable efforts to permit the Shares to be eligible for clearance and settlement through the facilities of DTC.
          (j) At each Applicable Time, each Settlement Date, each Registration Statement Amendment Date (as defined below) and each Company Periodic Report Date (as defined below), the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement. Promptly after each date on which the Company shall file an annual report on Form 10-K or quarterly report on Form 10-Q (each such date, a “Company Periodic Report Date”) in respect of any quarter in which sales of Shares were made by the Agent under this Agreement, the Company will file a prospectus supplement to the Prospectus included as part of the Registration Statement with the Commission under the applicable paragraph of Rule 424(b) of the Securities Act, which prospectus supplement will set forth, with regard to such quarter, the number of Shares sold through the Agent under this Agreement, the Net Proceeds received by the Company and the compensation paid by the Company to the Agent with respect to sales of Shares pursuant to this Agreement and (iii) deliver such number of copies of each such prospectus supplement to the NYSE as are required by such exchange (which may be satisfied by filing with EDGAR if permitted by the rules of the NYSE).
          (k) Upon commencement of the offering of Shares under this Agreement and promptly (provided, however, that to the extent there shall be an Applicable Time on or following the date referred to in clause (i) or (ii) of this paragraph, promptly shall be deemed to be on or prior to the next succeeding Applicable Time) after each (i) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (x) by an amendment or supplement providing solely for the determination of the terms of the Shares, (y) in connection with the filing of a prospectus supplement that contains solely the information set forth in Section 3(j) or (z) in connection with the filing of any report under Section 13 or 15(d) of the Securities Act) (each such date, a “Registration Statement Amendment Date”) and (ii) Company Periodic Report Date, the Company will furnish or cause to be furnished forthwith to the Agent a certificate dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form reasonably satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 5(d) of this Agreement which were last furnished to the Agent are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(d), but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such certificate.
          (l) Upon commencement of the offering of Shares under this Agreement, and promptly (provided, however, that to the extent there shall be an Applicable Time on or following the date referred to in clause (i) or (ii) of this paragraph, promptly shall be deemed to be on or prior to the next succeeding Applicable Time) after each (i) Registration Statement Amendment Date and (ii) Company Periodic Report Date, the Company will furnish or cause to be furnished to the Agent and to counsel to the Agent the written opinion and letter of the General Counsel and the written opinion and letter of Company Counsel or other counsel reasonably satisfactory to the Agent, dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions and letters referred to in Section 5(a) of this Agreement, but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such opinion and letter or, in lieu of such opinion and letter, counsel last furnishing such letter to the Agent shall furnish such Agent with a letter substantially to the effect that the Agent may rely on such last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).
          (m) Upon commencement of the offering of Shares under this Agreement, and promptly (provided, however, that to the extent there shall be an Applicable Time on or following the date referred to in clause (i) or (ii) of this paragraph, promptly shall be deemed to be on or prior to the next succeeding Applicable Time) after each (i) Registration Statement Amendment Date and (ii) Company Periodic Report Date, the Company will cause Ernst & Young LLP, or other independent accountants reasonably satisfactory to the Agent, to furnish to the Agent a letter, dated the date of effectiveness of such amendment or the date of filing of such supplement or other document with the Commission, as the case may be, in form reasonably satisfactory to the Agent and its counsel, of the same tenor as the letter referred to in Section 5(c) hereof, but modified as necessary to relate to the Registration Statement, the General Disclosure

Package and the Prospectus, as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the date of such letter.
          (n) The Company, during the period when a Prospectus (or in lieu thereof, the notice referred to in Rule 173(a)) relating to the Shares is required to be delivered, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.
          (o) The Company represents and agrees that, unless it obtains the prior consent of the Agent, and the Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405. Any such free writing prospectus consented to by the Company and the Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.
          (p) The Company consents to the Agent trading in the Company’s Common Stock for the Agent’s own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement.
          (q) If to the knowledge of the Company, all filings required by Rule 424 in connection with this offering shall not have been made or the representation in Section 1(a)(ii) shall not be true and correct on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase Shares from the Company as the result of an offer to purchase solicited by the Agent the right to refuse to purchase and pay for such Shares.
          (r) The Company will disclose in its annual reports on Form 10-K and quarterly reports on Form 10-Q, as applicable, the number of Shares sold through the Agent under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of Shares pursuant to this Agreement during the relevant quarter.
          (s) The Company will use its reasonable efforts to cause the Shares to be listed on the NYSE and to maintain such listing and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE.
          (t) Neither the Agent nor the Company will (i) take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay any Person (other than as contemplated by the provisions of this Agreement) any compensation for soliciting purchases of the Shares, or (iii) pay or agree to pay to any Person any compensation for soliciting any order to purchase any other securities of the Company other than as contemplated by the provisions of this Agreement.
          (u) The Company will cooperate timely with any reasonable due diligence review conducted by the Agent or its counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices, as the Agent may reasonably request.
     Section 4. Payment of Expenses.
          (a) The Company shall pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, filing and distribution of the Prospectus (including financial statements and any schedules or exhibits and any Incorporated Document), the Registration Statement and any Permitted Free Writing Prospectus, (ii) the preparation, printing and delivery to Agents of this Agreement, the Shares, and such other documents as may be required in connection with the offer, purchase, sale, issuance or delivery of the Shares and any cost associated with electronic delivery of any of the foregoing by the Agent to investors, (iii) the preparation, issuance and delivery of the certificates for the Shares to the Agent, including any transfer taxes, any stamp or other duties payable upon the issuance and delivery of the Shares to the Agent and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Shares under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of a single counsel for the Agent in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) any fees of the Financial Industry Regulatory Authority, Inc. in connection with the Shares, and (vii) the fees and expenses of any transfer agent or registrar for the Common Stock. It is understood, however, that except as provided in this Section and Section 6 hereof, the Agent will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Shares by them, and any promotional expenses connected with any offers they may make.
          (b) Termination of Agreement. If this Agreement is terminated by the Company prior to September 30, 2008 in accordance with the provisions of Section 8(a) hereof and Shares with an aggregate offering price of $300,000,000 or 33,333,333 Shares have not been offered and sold under this Agreement, the Company shall reimburse the Agent for all of its out-of-pocket expenses, including the reasonable fees and disbursements of a single counsel for the Agent incurred by it in connection with the offering contemplated by this Agreement.

     Section 5. Conditions of Agent’s Obligations. The obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:
          (a) Opinions and Letters of Counsel for the Company. The Company shall furnish or cause to be furnished to the Agent, on every date specified in Section 3(l) hereof, the opinion and letter of Gary F. Kennedy, Senior Vice President and General Counsel of the Company (the “General Counsel”), and the opinion and letter of Debevoise & Plimpton LLP, counsel for the Company (“Company Counsel”), addressed to the Agent and dated as of such date, and in form reasonably satisfactory to the Agent and its counsel, substantially in the form of Exhibits A-1, A-2, B-1 and B-2 hereto, respectively. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the officers of the Company and certificates of public officials.
          (b) Opinion of Counsel for the Agent. On every date specified in Section 3(l) hereof, the Agent shall have received opinion and letter of Shearman & Sterling LLP, counsel to the Agent, addressed to the Agent and dated as of such date, and in form reasonably satisfactory to the Agent. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Agent. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.
          (c) Accountants Comfort Letter. At the dates specified in Section 3(m) hereof, the Agent shall have received from Ernst & Young LLP a letter dated the date of delivery thereof and addressed to the Agent in form and substance reasonably satisfactory to the Agent and its counsel, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained, or incorporated by reference, in the Registration Statement and the General Disclosure Package.
          (d) Officers’ Certificate. On each date specified in Section 3(k), the Agent shall have received a certificate of the President or a Senior Vice President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the date thereof, to the effect that (i) there has been no Material Adverse Effect since the date as of which information is given in the Prospectus, (ii) the representations and warranties in Section 1(a) hereof are true and correct as of such date, and (iii) the Company has complied with all of the agreements entered into in connection with the transaction contemplated herein and satisfied all conditions on its part to be performed or satisfied.

               In addition, upon commencement of the offering of Shares under this Agreement, the Company will furnish or cause to be furnished promptly to the Agent a certificate of an officer in a form satisfactory to the Agent stating the minimum price for the sale of such Shares pursuant to this Agreement and the maximum number of Shares that may be issued and sold pursuant to this Agreement as designated from time to time by the Company’s board of directors or a duly authorized committee thereof or, in connection with any amendment, revision or modification of such minimum price or maximum Share number, a new certificate with respect thereto.
          (e) Registration Statement and Prospectus. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.
          (f) Additional Documents. Promptly after each Registration Statement Amendment Date and Company Periodic Report Date, counsel for the Agent shall have been furnished with such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be reasonably satisfactory to the Agent.
          (g) The Company shall have furnished to the Agent such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Settlement Date as the Agent may reasonably request.
     Section 6. Indemnification.
     (a) The Company agrees to indemnify and hold harmless the Agent and each person who controls the Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment to the Registration Statement), or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) arise out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the General Disclosure Package or in the Prospectus or in any amendment thereof or supplement thereto or in any Permitted Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, in each case, agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon, and in conformity with, written information relating to the Agent furnished to the Company by or on behalf of the Agent specifically for use in the Registration Statement (or any amendment thereto) or any Permitted Free Writing Prospectus or the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or made in those parts of the Registration Statement constituting a Statement of Eligibility under the TIA of a Trustee on Form T-1, and (ii) the Company shall not be liable for any loss, liability or expense of any settlement or compromise of or consent to entry of judgment with respect to, any pending or threatened litigation or any pending or threatened governmental agency investigation or proceeding if such settlement or compromise of or consent to entry of judgment with respect thereto is effected without the prior written consent of the Company, except to the extent that such consent is not required pursuant to Section 6(d) hereof. This indemnity agreement will be in addition to any liability that the Company may otherwise have.
               (b) The Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person who controls the Company, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages, liabilities and expenses described in the indemnity contained in Section 6(a), but only with respect to untrue statements or alleged untrue statements or omissions or alleged omissions made in the Registration Statement (or any amendment thereto), any Permitted Free Writing Prospectus, the General Disclosure Package, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to the Agent furnished to the Company by or on behalf of the Agent specifically for use in the Registration Statement (or any amendment thereto), the General Disclosure Package, any Permitted Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto). This indemnity agreement will be in addition to any liability that the Agent may otherwise have.
               (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party or parties in writing of the commencement thereof; but the omission so to notify the indemnifying party or parties will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent that it may elect, by written notice delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if, in the reasonable judgment of such indemnified party, a conflict of interest exists where it is advisable for such indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ separate counsel in any such action, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party or parties. Upon receipt of notice from the indemnifying party or parties to such indemnified party of the election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party or parties will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one such separate counsel representing the indemnified parties under subparagraph (a) of this Section 6 who are parties to such action), (ii) the indemnifying party or parties shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party or parties have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or parties; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). It is understood that all such fees and expenses of counsel for the indemnified party for which the indemnifying party is liable shall be reimbursed as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of, or consent to entry of judgment with respect to, any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement or compromise of, or consent to entry of judgment with respect to, includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.
          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel payable pursuant to this Section 6, such indemnifying party agrees that it shall be liable for any settlement, compromise or consent to entry of judgment of the nature contemplated by clause (ii) of the proviso in Section 6(a) effected without its written consent if (i) such settlement, compromise or consent to entry of judgment is entered into more than 45 days after receipt by such indemnifying party of the aforesaid notice of request, (ii) such indemnifying party shall have received notice of the terms of such settlement, compromise or consent to entry of judgment at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, compromise or consent to entry of judgment.
          (e) If the indemnification provided for in paragraph (a) or (b) of this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other hand from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares pursuant to this Agreement (net of commissions paid to the Agent but before deducting expenses) received by the Company and the total commissions received by the Agent from the sale of Shares on behalf of the Company, bears to the aggregate initial public offering price of the Shares. The relative fault of the Company on the one hand and the Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any such action or claim. Notwithstanding the provisions of this Section, the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it and distributed to the public exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.
     Section 7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent or any person who controls the Agent within the meaning of Section

15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company and shall survive delivery of the Shares to the Agent.
     Section 8. Termination.
          (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that with respect to any pending sale through the Agent for the Company, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and (iii) the provisions of Section 1, Section 6, and Section 7 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (b) The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 1, Section 6, and Section 7 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (c) This Agreement shall remain in full force and effect until the fifth anniversary of the date hereof unless terminated pursuant to Section 7(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 6, and Section 7 of this Agreement shall remain in full force and effect.
          (d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of the last paragraph of Section 2 hereof.
     Section 9. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and delivered by hand, overnight courier, mail or facsimile and, if to the Agent, shall be sufficient in all respects if delivered or sent to Merrill, Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080, fax no. (212) 449-0355, Attention: Charles Hill; if to the Company, it shall be sufficient in all respect if delivered or sent to the Company at the offices of the Company at P.O. box 619616, Dallas/Fort Worth Airport, Texas 75261-9616, fax no. (817) 967-2199, attention of the Treasurer. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.
     Section 10. Parties. This Agreement shall inure to the benefit of and be binding upon the Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent and the Company and their respective successors and the controlling persons referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Agent and the Company and their respective successors, and said controlling persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from the Agent shall be deemed to be a successor by reason merely of such purchase.
     Section 11. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that the Agent is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of such offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any of its subsidiaries. Additionally, the Agent is not advising the Company or any of its subsidiaries as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering of the Shares or the process leading thereto (irrespective of whether the Agent has advised or is advising the Company on other matters). The Agent advises that it and its affiliates are engaged in a broad range of securities and financial services and that it and its affiliates may enter into contractual relationships with purchasers or potential purchasers of the Company’s securities and that some of these services or relationships may involve interests that differ from those of the Company and need not be disclosed to the Company, unless otherwise required by law. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Agent shall not have any responsibility or liability to the Company or any of its subsidiaries with respect thereto. Any review by the Agent of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Agent and shall not be on behalf of the Company. The Company waives, to the fullest extent permitted by law, any claims it may have against the Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that Agent shall not have any liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim.
     Section 12. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     Section 13. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
     Section 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.

Very truly yours, AMR CORPORATION
By:	/s/ Thomas W. Horton
	Name:	Thomas W. Horton
Title: Executive Vice President-Finance and Planning and Chief Financial Officer

ACCEPTED as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Michael Masterson
Michael Masterson
Director
Gaming, Leisure and Transportation Investment Banking

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